UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2012

GLYECO, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-30396	45-4030261
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4802 East Ray Road, Suite 23-196 Phoenix, Arizona		85044
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (866) 960-1539

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

As previously reported by GlyEco, Inc., a Nevada corporation (the “Company”), on a Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “Commission”) on October 9, 2012, and subsequently amended on November 1, 2012, GlyEco Acquisition Corp. #6, an Arizona corporation and wholly-owned subsidiary of the Company (the “Acquisition Sub”), acquired the business and all of the glycol-related assets of Antifreeze Recycling, Inc., a South Dakota corporation (“ARI”), effective October 29, 2012,  pursuant to that certain Asset Purchase Agreement, dated October 3, 2012, as amended (the “Agreement”), by and among Acquisition Sub, ARI, and Robert J. Kolhoff , the selling principal of ARI (the “Selling Principal”).

The contents of the Form 8-K previously filed by the Company with the Commission on October 9, 2012, and the Form 8-K/A filed by the Company with the Commission on November 1, 2012, are incorporated herein by reference.

The Company is filing this Form 8-K/A to file as Exhibits 99.1, 99.2 and 99.3 thereto, the required financial statements of ARI and pro forma financial information of the Company required by Item 9.01(a) and (b) of Form 8-K and Regulation S-X promulgated by the Commission.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited financial statements of ARI,  including the audited balance sheets of ARI at December 31, 2011 and the audited statements of operations, stockholders equity and cash flows for ARI for the one year ended December 31, 2011, the notes related thereto, and the report as of January 7, 2013 by an independent registered public accounting firm, are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and incorporated herein by this reference.

The unaudited interim financial statements of ARI,  including the unaudited balance sheet of ARI at September 30, 2012 and the unaudited statements of operations, stockholders equity and cash flows for ARI for the period ended September 30,  2012 and the notes related thereto, and the report as of January 10, 2013 by an independent registered public accounting firm, are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and incorporated herein by this reference.

(b) Pro Forma Financial Information.

The unaudited pro forma combined financial information as of September 30, 2012, including a pro forma balance sheet at September 30, 2012 and pro forma statements of operations for the period ended September 30, 2012, giving effect to the acquisition of ARI's assets, is filed as Exhibit 99.3 to this Current Report on Form 8-K/A and incorporated herein by this reference.

(d) Exhibits.

Exhibit Number:	Description of Exhibit:
2.1(1)
Asset Purchase Agreement, dated October 3, 2012, by and among Antifreeze Recycling, Inc. (the Seller), Robert J. Kolhoff (the Selling Principal), and GlyEco Acquisition Corp. #7, an Arizona corporation and wholly-owned subsidiary of GlyEco, Inc. (the Buyer).

10.1(2)
Novation Agreement and Amendment No. 1 to Asset Purchase Agreement, dated October 26, 2012, by and among Antifreeze Recycling, Inc., Robert J. Kolhoff, GlyEco Acquisition Corp. #7, and GlyEco Acquisition Corp. #6.

99.1(3)	Audited 2011 Financial Statements of Antifreeze Recycling, Inc., including Auditor’s Report, dated January 7, 2013, and Notes thereto.

99.2(3)	Reviewed 2012 Interim Financial Statements of Antifreeze Recycling, Inc., including Auditor’s Report, dated January 10, 2013, and Notes thereto.

99.3(3)	Pro-forma Financial Information of GlyEco, Inc. and Subsidiaries – September 30, 2012.

(1)	Filed as an exhibit to the Form 8-K filed on October 9, 2012, and incorporated by reference herein. Exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be furnished to the Securities and Exchange Commission upon request.
(2)	Filed as an exhibit to the Form 8-K/A filed on November 1, 2012, and incorporated by reference herein.
(3)	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GLYECO, INC.

Dated: January 14, 2013	By:	/s/ John Lorenz
John Lorenz President and Chief Executive Officer, Director (Principal Executive Officer)